SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2002

                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

Delaware                            0-30900                 54-1983517
(State or other                 (Commission File           (IRS Employer
jurisdiction of                     Number)              Identification No.)
incorporation)

11111 Sunset Hills Road, Reston, Virginia                               20190
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: 703-547-2000

          (Former name or former address, if changed from last report)


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Item 4. Changes in Registrant's Certifying Accountant.

     On May 15, 2002, XO Communications, Inc. ("XO") dismissed its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and appointed Ernst & Young LLP to serve as its new independent auditors for the year ending December 31, 2002. The change in auditors will be effective immediately. XO's Board of Directors approved this decision.

     Among the reasons considered by the Board of Directors for the dismissal of Arthur Andersen was XO's understanding that the local Arthur Andersen office that served XO was in the process of being acquired and that, following the acquisition, Arthur Andersen would no longer have a significant presence in the Northern Virginia/District of Columbia area for audit services.

     Arthur Andersen's reports on XO's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit report for the year ended December 31, 2001, however, did contain a statement to the effect that certain matters raise substantial doubt about XO's ability to continue as a going concern and noted that the consolidated financial statements for such period have been prepared assuming that XO will continue as a going concern.

     During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between XO and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     XO has provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16, is a copy of Arthur Andersen's letter, dated May 15, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, neither XO nor anyone acting on its behalf consulted Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on XO's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 15, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                        XO Communications, Inc.

Date: May 16, 2002                      By: /s/ Wayne M. Rehberger
                                            ------------------------------------
                                            Wayne M. Rehberger
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal financial and accounting
                                            officer)


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                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------

   16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 15, 2002.